American Century Investments®
Quarterly Portfolio Holdings
One Choice® Blend+ 2050 Portfolio
October 31, 2025

One Choice Blend+ 2050 Portfolio - Schedule of Investments
OCTOBER 31, 2025 (UNAUDITED)

	Shares	Value ($)
UNDERLYING FUNDS(1) — 100.0%
Domestic Equity Funds — 55.1%
Avantis U.S. Equity Fund G Class	937,852	19,854,322
Avantis U.S. Small Cap Value Fund G Class	122,013	2,168,171
Focused Dynamic Growth Fund G Class(2)	178,931	16,517,094
Focused Large Cap Value Fund G Class	1,465,402	16,251,311
Heritage Fund G Class	120,774	3,886,497
Mid Cap Value Fund G Class	235,309	3,852,015
Small Cap Growth Fund G Class	84,248	2,227,519
		64,756,929
International Equity Funds — 31.3%
Avantis Emerging Markets Equity Fund G Class	201,994	3,060,216
Avantis International Equity Fund G Class	919,579	13,995,985
Emerging Markets Fund G Class	295,387	4,557,829
Focused International Growth Fund G Class	254,551	5,057,927
Global Real Estate Fund G Class	217,097	3,006,795
International Small-Mid Cap Fund G Class	170,335	2,062,760
Non-U.S. Intrinsic Value Fund G Class	470,263	5,107,060
		36,848,572
Domestic Fixed Income Funds — 9.9%
Avantis Core Fixed Income Fund G Class	1,016,156	8,657,653
High Income Fund G Class	249,036	2,186,541
Inflation-Adjusted Bond Fund G Class	72,521	786,849
		11,631,043
International Fixed Income Funds — 3.7%
Emerging Markets Debt Fund G Class	123,945	1,175,002
Global Bond Fund G Class	359,731	3,201,604
		4,376,606
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $99,171,979)		117,613,150
OTHER ASSETS AND LIABILITIES — 0.0%		(4,798)
TOTAL NET ASSETS — 100.0%		$117,608,352

NOTES TO SCHEDULE OF INVESTMENTS
(1)Investments are funds within the American Century Investments family of funds and are considered affiliated funds.
(2)Non-income producing.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Underlying Funds

The fund invests in varying combinations of other mutual funds and exchange-traded funds advised by American Century Investments (the underlying funds). The fund’s asset allocation is intended to diversify investments among stocks, bonds, and short-term investments. The portfolio holdings of each underlying fund are available at americancentury.com, avantisinvestors.com or upon request at 1-800-345-2021.

2. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Open-end management investment companies are valued at the reported NAV per share. Exchange-traded funds are listed or traded on a domestic securities exchange and are valued at the last reported sales price or at the official closing price as provided by the exchange.

3. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

• Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

• Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

• Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the fund's investment securities were classified as Level 1. The Schedule of Investments provides additional information on the fund's portfolio holdings.

4. Affiliated Fund Transactions

A summary of transactions for each underlying fund for the period ended October 31, 2025 follows (amounts in thousands):

Fund/Underlying Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Change in Net Unrealized Appreciation (Depreciation)	Ending Value	Ending Shares	Net Realized Gain (Loss)	Distributions Received(2)
Avantis U.S. Equity Fund	$23,768	$392	$5,383	$1,077	$19,854	938	$510	—
Avantis U.S. Small Cap Value Fund	2,069	95	132	136	2,168	122	8	—
Focused Dynamic Growth Fund(3)	15,644	414	1,460	1,919	16,517	179	192	—
Focused Large Cap Value Fund	15,553	1,110	759	347	16,251	1,465	37	$101
Heritage Fund	3,777	191	78	(4)	3,886	121	—	—
Mid Cap Value Fund	3,718	189	110	55	3,852	235	(7)	23
Small Cap Growth Fund	2,084	69	70	145	2,228	84	2	—
Avantis Emerging Markets Equity Fund	2,914	10	154	290	3,060	202	19	—
Avantis International Equity Fund	8,602	5,152	520	762	13,996	920	13	—
Emerging Markets Fund	4,415	49	499	593	4,558	295	100	—
Focused International Growth Fund	4,792	156	107	217	5,058	255	—	—
Global Real Estate Fund	2,877	94	103	139	3,007	217	(1)	—
International Small-Mid Cap Fund	1,967	18	57	135	2,063	170	5	—
Non-U.S. Intrinsic Value Fund	4,783	264	195	254	5,106	470	6	—
Avantis Core Fixed Income Fund	8,115	753	346	136	8,658	1,016	—	99
High Income Fund	2,046	169	42	14	2,187	249	—	39
Inflation-Adjusted Bond Fund	726	50	7	18	787	73	—	—
Emerging Markets Debt Fund	1,080	67	12	40	1,175	124	—	27
Global Bond Fund	2,999	248	73	28	3,202	360	—	45
	$111,929	$9,490	$10,107	$6,301	$117,613	7,495	$884	$334
(1)Underlying fund investments represent G Class.
(2)Distributions received includes distributions from net investment income and from capital gains, if any.
(3)Non-income producing.
This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual financial statements.